UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811 - 22464

Ironwood Multi-Strategy Fund LLC

 (Exact name of registrant as specified in charter)

One Market Plaza, Steuart Tower, Suite 2500
San Francisco, CA 94105
(Address of principal executive offices)(Zip code)

Jonathan Gans
Chief Executive Officer and President
c/o Ironwood Capital Management Corporation
One Market Plaza, Steuart Tower, Suite 2500
San Francisco, CA 94105
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (415) 777-2400

Date of fiscal year end:  April 30

Date of reporting period:  January 31, 2015

ITEM 1.	SCHEDULE OF INVESTMENTS

The Schedule(s) of Investments is attached herewith.

Ironwood Multi-Strategy Fund LLC

Schedule of Investments – January 31, 2015 (unaudited)

Ironwood Multi-Strategy Fund LLC (1)

Investment in Ironwood Institutional
Multi-Strategy Fund LLC –	100.12%	Cost	$921,590,759	Value	$	$ 923,042,156
Other assets, less liabilities	(.12%)					$(1,146,239)
Net Assets –	100.00%					$921,895,917

(1)	Invests substantially all of its assets in Ironwood Institutional Multi-Strategy Fund LLC (the “Master Fund”). The Master Fund’s Schedule of Investment is included below.

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Schedule of Investments
January 31, 2015
(Unaudited)

	Fair Value	Percent of Net Assets	Next Available Redemption Date (1)	Liquidity (2)
RELATIVE VALUE
Citadel Kensington Global Strategies Fund Ltd.	$157,170,755	10.56%	3/31/2015	Quarterly (3)
D.E. Shaw Composite International Fund	78,388,826	5.27%	3/31/2015	Quarterly (4)
D.E. Shaw Valence International Fund, LP	14,895,000	1.00%	3/31/2015	Quarterly (5)
HBK Multi-Strategy Offshore Fund Ltd.	62,618,589	4.21%	3/31/2015	Quarterly (6)
Hutchin Hill Capital Offshore Fund, Ltd.	121,216,900	8.14%	3/31/2015	Quarterly (6)
KLS Diversified Fund Ltd.	49,128,828	3.30%	3/31/2015	Quarterly
Tilden Park Offshore Investment Fund Ltd.	44,126,299	2.96%	12/31/2015	Quarterly (6)
SUB TOTAL (Cost $470,432,160)	527,545,197	35.44%
MARKET NEUTRAL & LOW NET EQUITY
Anchor Bolt Offshore Fund, Ltd.	46,642,150	3.13%	3/31/2015	Quarterly
Citadel Global Equities Fund Ltd.	31,735,259	2.13%	2/28/2015	Monthly (7)
Darsana Overseas Fund, Ltd.	26,787,340	1.80%	3/31/2015	Quarterly (8)
Millennium International, Ltd.	117,288,283	7.88%	3/31/2015	Quarterly (6)
Suvretta Offshore Fund, Ltd	75,580,205	5.08%	3/31/2015	Quarterly
SUB TOTAL (Cost $263,669,657)	298,033,237	20.02%
EVENT DRIVEN
Elliott International Limited	96,706,737	6.50%	3/31/2015	Quarterly (9)
Eton Park Overseas Fund, Ltd.	27	0.00%	n/a	Other (10)
HG Vora Special Opportunities Fund, Ltd.	86,399,682	5.80%	2/28/2015	Monthly
JMB Capital Partners Offshore, Ltd.	45,953,390	3.09%	3/31/2015	Annually
Magnetar Capital Fund II Ltd	70,151,994	4.71%	3/31/2015	Quarterly (6)
Magnetar Equity Opportunities Fund Ltd.	403,165	0.03%	2/28/2015	Monthly
Magnetar Global Event Driven Fund Ltd.	42,226,676	2.84%	3/31/2015	Quarterly (6)
Perry Partners International, Inc. *	71,072,179	4.77%	3/31/2015	Quarterly (6)
Roystone Capital Offshore Fund Ltd.	59,337,204	3.99%	3/31/2015	Quarterly (6)
XPI Holding I Ltd	65,460	0.00%	n/a	Other (10)
SUB TOTAL (Cost $456,458,455)	472,316,514	31.73%
DISTRESSED & CREDIT SECURITIES
Cerberus International SPV, Ltd.	6,934,348	0.47%	n/a	Other (10)
Cerberus International, Ltd. **	2,000,397	0.13%	n/a	Other (10)
King Street Capital, Ltd. *	9,716	0.00%	n/a	Other (10)
MidOcean Credit Opportunity Offshore Fund Ltd.	4,987,899	0.34%	3/31/2015	Quarterly
Monarch Debt Recovery Fund Ltd	74,079,686	4.98%	3/31/2015	Annually
Monarch Structured Credit Fund Ltd	491,327	0.03%	n/a	Other (11)
Monarch Structured Credit Fund Ltd (Series II)	195,049	0.01%	n/a	Other (11)
Monarch Structured Credit Fund Ltd (Series IV)	1,195,003	0.08%	n/a	Other (11)
Panning Overseas Fund, Ltd.	64,421,792	4.33%	3/31/2015	Quarterly (6)
Silver Point Capital Offshore Fund, Ltd.	52,377,342	3.52%	3/31/2015	Annually
SUB TOTAL (Cost $194,442,920)	206,692,559	13.89%
TOTAL (Cost $1,385,003,192)	$1,504,587,507	101.08%

Other assets, less liabilities	(16,021,960)	(1.08%)
NET ASSETS:	$1,488,565,547	100.00%

All investment funds are domiciled in the Cayman Islands except as noted.
* Investment fund is domiciled in the British Virgin Islands.
** Investment fund is domiciled in the Bahamas.

(1) Investments in investment funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after January 31, 2015 that a redemption from a tranche is available without a redemption fee.

(2) Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms. Lock up periods range from twelve to twenty four months. The Adviser cannot estimate when restrictions will lapse for any investment fund level gates, suspensions or side pockets.

(3) Approximately 80% of this investment is available for redemption quarterly subject to a 10% investor level gate. If investment fund level redemptions are less than 5%, then the 10% investor level gate does not apply.  The remaining 20% of this investment is available every 18 months.

(4) Subject to a 12.5% quarterly investor level gate.

(5) Subject to a 8.33% investor level gate.  If investment fund level redemptions are less than 8.33%, then the 8.33% investor level gate does not apply.

(6) Subject to a 25% quarterly investor level gate.

(7) Subject to a 16.67% monthly investor level gate.

(8) Subject to a 20% annual investor level gate.

(9) Approximately 88% of this investment is available for redemption quarterly.  The remaining 12% is available for redemption semi-annually, subject to a 25% investor level gate.

(10) The investment funds do not have set redemption timeframes, but are liquidating investments and making distributions as underlying investments are sold.

(11) The investment fund will attempt to liquidate all of its assets and distribute proceeds during the 12 month period following the end of the investment period.

NOTES TO SCHEDULE OF INVESTMENTS

Fair Value of Financial Instruments

Ironwood Multi-Strategy Fund LLC (the “Fund”) invests substantially all of its assets through a master-feeder structure in the Master Fund.

The Fund and the Master Fund are investment companies as defined in Accounting Standards Codification 946, Financial Services-Investment Companies (“ASC 946”). ASC 946 prescribes specialized accounting and reporting requirements for investment companies. The Master Fund invests in other investment funds and is permitted, as a practical expedient, to estimate the fair value of its investments in other investment funds based on the Master Fund’s pro rata interest in the net assets of each investment fund, as such value is supplied by, or on behalf of, the investment fund’s investment manager, generally on a monthly basis. Some values received from, or on behalf of, the investment funds’ respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such values are generally net of management fees and incentive fees or allocations payable to the investment funds’ managers or general partners pursuant to the investment funds’ operating agreements. The investment funds value their underlying investments in accordance with policies established by each investment fund, as described in each of their financial statements or offering memoranda. The investment funds hold positions in readily marketable investments and derivatives that are valued at quoted market values and/or less liquid non-marketable investments and derivatives that are valued at estimated fair value. The mix and concentration of more readily marketable investments and less liquid non-marketable investments varies across the investment funds based on various factors, including the nature of their investment strategy, as described in each of their financial statements or offering memoranda. The Master Fund’s investments in investment funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

Ironwood Capital Management (the “Adviser”) has designed ongoing due diligence processes with respect to investment funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each investment fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the value supplied by, or on behalf of, such investment fund and to independently determine the fair value of the Master Fund’s interest in such investment fund, consistent with the Master Fund’s fair valuation procedures.

If no value is readily available from an investment fund or if a value supplied by an investment fund were to be deemed by the Adviser not to be indicative of its fair value, the Adviser would determine, in good faith, the fair value of the investment fund under procedures adopted by the Board of Directors (the “Board”) and subject to Board supervision. Because of the inherent uncertainty of valuation, the fair values of the investment funds held by the Master Fund may differ significantly from the values that would have been used had a ready market for the investment funds been available.  As of January 31, 2015, no investments were valued by the Adviser.

At January 31, 2015, approximately 0.01% of the Master Fund’s net assets were invested in side pockets maintained by the investment funds. Side pockets are sub-funds within the investment funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the investment funds may provide. Management cannot estimate the timing of when side pockets will be liquidated.

The following is a summary of the investment strategies of the investment funds held by the Master Fund as of January 31, 2015.

Relative value strategies attempt to capture pricing anomalies between assets that for all economic purposes are identical.  Relative value strategies capture these inefficiencies by utilizing a combination of assets including bonds, stocks, swaps, options, exchange traded funds, currencies, futures, etc.  One such strategy is capital structure arbitrage which involves the purchase and short sale of different classes of securities of the same issuer where there is a relative mispricing between two classes of securities.  An example of this strategy is the purchase of undervalued senior secured debt and the short sale of overvalued subordinated unsecured debt or common equity.  Other examples of relative value strategies include fixed income arbitrage, relative value interest rates, convertible bond arbitrage, relative value energy and quantitative strategies.  Generally, investment funds within this strategy require a 45 to 90 day notice period to redeem at the next available redemption date.

Market neutral and low net equity strategies involve the purchase of a stock or basket of stocks that is relatively underpriced as well as selling short a stock or basket of stocks that is relatively overpriced.  Depending on the manager’s investment strategy, the determination of whether a stock is overpriced or underpriced can be made through fundamental analysis (a fundamental strategy) or by complex statistical models that examine numerous factors that affect the price of a stock (a quantitative strategy).  The Adviser will utilize equity managers that target well-hedged and low net exposures and/or use a balanced approach to investing, i.e., they are short approximately the same dollar value of stocks they are long.  Generally, investment funds within this strategy require a 45 to 90 day notice period to redeem at the next available redemption date.

Event-driven strategies involve the assessment of how, when, and if specific transactions will be completed and the effect on corporations and financial assets.  A common event-driven strategy is merger arbitrage (also called risk arbitrage).  This involves the purchase of the stock of a target company involved in a potential merger and, in the case of a stock-for-stock offer, the short sale of the stock of the acquiring company.  The target company’s stock would typically trade at a discount to the offer price due to the uncertainty of the completion of the transaction.  The positions may be reversed if the manager feels the acquisition may not close.  This strategy aims to capture the spread between the value of the security at the close of the transaction and its discounted value at the time of purchase.  Other examples of event-driven strategies and opportunities include corporate restructurings, spin-offs, operational turnarounds, activism, asset sales, and liquidations.  Generally, investment funds within this strategy require a 30 to 90 day notice period to redeem at the next available redemption date.

Distressed strategies involve the purchase or short sale of debt or equity securities of issuers experiencing financial distress. These securities may be attractive because of the market’s inaccurate assessment of the issuer’s future potential or the values and timing of recoveries.  Managers may obtain voting rights or control blocks and actively participate in the bankruptcy or reorganization process while other investors may remain passive investors.  Examples of distressed securities trades include bankruptcies, liquidations, post-restructured equities, structured credit, and balance sheet restructurings.  Credit strategies involve a variety of strategies intended to exploit inefficiencies in the high-yield and related credit markets.  Generally, investment funds within this strategy require a 45 to 90 day notice period to redeem at the next available redemption date.

The Master Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Master Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 – unadjusted quoted prices in active markets for identical investments that the Master Fund has the ability to access.

Level 2 – other significant observable inputs (including observable net asset values where the investment is not traded in an active market and is subject to transfer restrictions, fair value of investments where the Master Fund has the ability to redeem tranches at net asset value as of the measurement date or within one quarter of the date of measurement without paying an early redemption fee (the “near term”)).

Level 3 – significant unobservable inputs (including the Master Fund’s own assumptions in determining the fair value of investments, and fair value of investments where the Master Fund does not have the ability to redeem tranches at net asset value as of the measurement date or within the near term as defined above).

Investments in investment funds are included in Level 2 or 3 of the fair value hierarchy.  In determining the level, the Master Fund considers the length of time until the investment is redeemable, including notice and lock-up periods or any other restriction on the disposition of the investment.

If the Master Fund has the ability to redeem its investment at the reported net asset valuation in the near term, the investment is generally included in Level 2 of the fair value hierarchy.  If the Master Fund does not know precisely when it will have the ability to redeem the investment or it does not have the ability to redeem its investment in the near term, the investment is included in Level 3 of the fair value hierarchy.

The methodology used for determining the classification level for U.S. GAAP reporting is not an indication of the risks associated with investing in those investments. The Fund believes that when evaluating the Fund’s liquidity, the match between the liquidity of investments and the timing of the Fund’s June 30 and December 31 tender periods is a more meaningful measure.

The following is a summary of the classification within the fair value hierarchy, by investment strategy, of the Master Fund as of January 31, 2015. It is not intended to be indicative of the fair value hierarchy classification of investments in the underlying portfolios of the investment funds.

Amounts shown are in thousands.

Investment Funds	Level 1	Level 2	Level 3	Total
Relative Value	-	$245,403	$282,142	$527,545
Market Neutral and Low Net Equity	-	147,486	150,547	298,033
Event-Driven	-	127,103	345,214	472,317
Distressed and Credit Securities	-	13,351	193,342	206,693
	-	$533,343	$971,245	$1,504,588

The following is a reconciliation of changes in Level 3 investments (amount in thousands) held at the Master Fund:

	Relative Value	Market Neutral and Low Net Equity	Event Driven	Distressed and Credit Securities	Total
Beginning Balance as of April 30, 2014	$155,001	$85,627	$338,483	$122,842	$701,953
Reclassifcations	-	26,625	(60,722)	34,097	-
Purchases	116,823	90,532	133,875	60,006	401,236
Sales	(503)	(22,207)	(3)	(14,236)	(36,949)
Net realized gain	103	1,759	-	2,945	4,807
Net change in unrealized gain (loss)	10,718	12,256	(4,411)	(7,473)	11,090
Transfers to Level 2	-	(44,045)	(62,008)	(4,839)	(110,892)
Ending Balance as of January 31, 2015	$282,142	$150,547	$345,214	$193,342	$971,245

The Master Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers between Level 1 and Level 2 for the nine months ended January 31, 2015.

Net change in unrealized appreciation/ (depreciation) on Level 3 assets still held at the Master Fund as of January 31, 2015 was $10,142,949.

The transfers to Level 2 in the above reconciliation table are primarily due to the expiration of investment funds’ lock-up periods.

Federal Income Tax Information

As of January 31, 2015, gross unrealized appreciation and depreciation of the Master Fund’s investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$1,506,200,031

Gross Unrealized Appreciation	$11,471,831
Gross Unrealized Depreciation	(13,084,356)

Net Unrealized Appreciation (Depreciation) on Investments	$(1,612,525)

ITEM 2.	CONTROLS AND PROCEDURES

Controls & Procedures

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS

Certifications of Chief Executive Officer and President and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as an exhibit.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):

By:	/s/ Jonathan Gans
Jonathan Gans
Chief Executive Officer and President

Date:   3/30/2015

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan Gans
Jonathan Gans
Chief Executive Officer and President

Date:   3/30/2015

By:	/s/ Martha Boero
Martha Boero
Principal Financial Officer

Date:   3/30/2015